SUMMARY PROSPECTUS March 1, 2019
TRGSX	T. ROWE PRICE Institutional Global Focused Growth Equity Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-8790, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2019, as amended or supplemented, and Statement of Additional Information, dated March 1, 2019, as amended or supplemented.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

SUMMARY	1

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)[a]	2.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%

Other expenses	0.52

Total annual fund operating expenses	1.17

Fee waiver/expense reimbursement	(0.42)[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.75 [b]

a Effective April 1, 2019, the fund will no longer assess a redemption fee on any redemption from the fund (or exchange out of the fund), regardless of how long the shares were held.

b T. Rowe Price Associates, Inc., has agreed (through February 28, 2021) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.75%. The agreement may be terminated at any time beyond February 28, 2021, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 0.75%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.75%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’ current expense limitation.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is

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expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$77	$286	$560	$1,343

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 111.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund seeks to be broadly diversified by investing in a variety of industries in developed and, to a lesser extent, emerging markets. The fund normally invests in at least five countries, one of which is the U.S. Under normal conditions, at least 80% of the fund’s net assets (including any borrowings for investment purposes) will be invested in stocks and at least 40% of the fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable). While the fund has flexibility to purchase stocks of companies of any size, investments will typically focus on large- and mid-cap growth stocks. The fund may at times invest significantly in certain sectors, such as the information technology sector.

While the adviser invests with an awareness of the global economic backdrop and the adviser’s outlook for certain industries, sectors, and individual countries, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

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The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall asset allocation investment selections or strategies fail to produce the intended results.

Risks of stock investing Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

International investing risks Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes and restrictions on gaining access to the fund’s investments.

Investment style risks Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Market capitalization risks The fund’s focus on large companies subjects the fund to the risks that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small and medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

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Sector concentration risks At times, the fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. For example, the fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

The following table shows the average annual total returns for the fund, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local

SUMMARY	5

taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

Average Annual Total Returns
	Periods ended
	December 31, 2018

				Inception
	1 Year	5 Years	10 Years	date
Institutional Global Focused Growth Equity Fund				06/30/2006
Returns before taxes	-4.19%	9.06%	13.00%
Returns after taxes on distributions	-7.74	5.34	10.99
Returns after taxes on distributions
and sale of fund shares	-0.71	6.43	10.51

MSCI All Country World Index Net (reflects no deduction for fees, expenses, or taxes)[a]
	-9.41	4.26	9.46
MSCI All Country World Index (reflects no deduction for fees, expenses, or taxes)
	-8.93	4.82	10.05
Lipper Global Multi-Cap Growth Funds Average
	-8.58	4.63	10.26

a Effective July 1, 2018, the MSCI All Country World Index Net replaced the MSCI All Country World Index as the fund’s primary benchmark. The new index assumes the reinvestment of dividends after the deduction of withholding taxes applicable to the country where the dividend is paid; as such, the returns of the new benchmark are more representative of the returns experienced by investors in foreign issuers.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Subadviser T. Rowe Price Hong Kong Limited (Price Hong Kong)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
David J. Eiswert	Chairman of Investment Advisory Committee	2012	2003

Purchase and Sale of Fund Shares

The fund generally requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for certain types of accounts held through a retirement plan, financial advisor, or other financial intermediary.

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For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail or by telephone (1-800-638-8790).

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E160-045 3/1/19